Prudential Investment Portfolios, Inc. 15

Prudential High Yield Fund

Supplement dated March 9, 2015 to the

Currently Effective Prospectus and Statement of Additional Information

As approved by the Board of Directors of the Fund at its meeting held on March 3-5, 2015, effective as of March 9, 2015, the Fund will reduce its contractual Class A distribution and service (12b-1) fee from 0.30% to 0.25% of average daily net assets and terminate the current 12b-1 fee waiver applicable to Class A shares of the Fund. To reflect these changes, the Fund’s Prospectus is hereby amended as follows:

1.	In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, the table entitled “Annual Fund Operating Expenses” is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
+ Distribution and service (12b-1) fees	0.25%	0.75%	1.00%	None	0.75%	None
+ Other expenses	0.14%	0.14%	0.14%	0.03%	0.14%	0.14%
= Total annual Fund operating expenses	0.82%	1.32%	1.57%	0.46%	1.32%	0.57%
- Fee waiver or expense reimbursement	None	None	None	None	(0.25)%	None
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.82%	1.32%	1.57%	0.46%	1.07%	0.57%

° The distributor of the Fund has contractually agreed through December 31, 2015 to reduce its distribution and service (12b-1) fees for Class R shares to an annual rate of 0.50% of the average daily net assets of the Class R shares. This waiver may not be terminated prior to December 31, 2015 without the prior approval of the Fund’s Board of Directors.

2.	In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, in the subsection entitled “Example,” the table is deleted in its entirety and replaced with the following:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$530	$700	$885	$1,418	$530	$700	$885	$1,418
Class B	$634	$718	$823	$1,389	$134	$418	$723	$1,389
Class C	$260	$496	$855	$1,867	$160	$496	$855	$1,867
Class Q	$47	$148	$258	$579	$47	$148	$258	$579
Class R	$109	$394	$700	$1,568	$109	$394	$700	$1,568
Class Z	$58	$183	$318	$714	$58	$183	$318	$714

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3.	In the Statutory Prospectus section entitled How to Buy, Sell and Exchange Fund Shares – How to Buy Shares, in the subsection entitled “Share Class Comparison,” the table entitled “Minimum Purchase Requirements” is revised to show that the annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets) for Class A shares is .25% and the footnotes to the table are updated accordingly to eliminate all references to the 12b-1 fee waiver for Class A shares.

4.	In the Statement of Additional Information section entitled Distribution of Fund Shares, the subsection entitled “Class A Sales Charge and Distribution Expense Information” is deleted in its entirety and replaced with the following:

CLASS A SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .25% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .25% of the average daily net assets of the Class A shares. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC (defined below) for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).

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